LifeGoal Home Down Payment Investment ETF

(Symbol: HOM)

LifeGoal Conservative Wealth Builder ETF

(Symbol: SAVN)

LifeGoal Wealth Builder ETF

(Symbol: WLTH)

Exchange: NYSE Arca, Inc.

(each, a series of Northern Lights Fund Trust II)

Supplement dated June 2, 2023

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated December 29, 2022

On May 30, 2023, the Board of Trustees of the Northern Lights Fund Trust II (the “Board”), based upon the recommendation of LifeGoal Investments, LLC (the “LifeGoal”), authorized an orderly liquidation of the LifeGoal Home Down Payment Investment ETF, LifeGoal Conservative Wealth Builder ETF and Lifegoal Wealth Builder ETF (each, a “Fund” and together the “Funds”), each a series of the Northern Lights Fund Trust II.  After considering all the information presented to the Board by LifeGoal, investment adviser to each of the Funds, the Board determined that closing and liquidating the Funds was in the best interests of each Fund and its respective shareholders.

LifeGoal informed the Board of its view that the Funds could not continue to conduct their business and operations in an economically efficient manner over the long term due to the Funds’ inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering their ability to operate efficiently, and recommended the Funds’ closure and liquidation to the Board.

The last day of trading of each Fund’s shares on NYSE Arca, Inc. (the “NYSE”) will be June 12, 2023 (the “Closing Date”), which will also be the last day each Fund will accept creation units from authorized participants. Shareholders may sell their holdings in each Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on June 16, 2023 (the “Liquidation Date”).

From the Closing Date (June 12, 2023), through the Liquidation Date (June 16, 2023), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Funds’ shares during this time period. Between the Closing Date and the Liquidation Date, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in each Fund increasing its cash holdings and, as a consequence, not tracking its underlying index.

Shareholders of record remaining on June 16, 2023, will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Funds will terminate.

For additional information regarding the liquidation, shareholders of each Fund may call 1-888-920-7275.

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE